UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2015 (September 10, 2015)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06                                        Material Impairments

In June 2012, HCP, Inc. (the “Company”) purchased at a discounted price of £136.8 million an aggregate par value of £138.5 million of 12.25% senior notes due 2020 (the “Notes”) of Elli Investments Limited (“Elli”).  The Company’s investment in the Notes represents 79% of the total £175 million issued and outstanding Notes of Elli, a company beneficially owned by funds or limited partnerships managed by Terra Firma, as part of the financing for Elli’s acquisition of Four Seasons Health Care (“Four Seasons”).  Four Seasons is the largest elderly and specialist care provider in the United Kingdom, operating approximately 460 care homes and specialist care centers.

On September 10, 2015, the Company determined that there was an other-than-temporary decrease in the estimated fair value of its investment in the Notes.  Accordingly, the Company will record a non-cash impairment charge in the third quarter of 2015 of $70 million, or $0.15 per diluted share, reducing the Company’s carrying value of the Notes to an estimated $102 million (£66 million).

The Company’s determination that the estimated fair value of the Notes had decreased resulted from several factors.  Four Seasons announced its second quarter 2015 results on August 27, 2015, stating that it experienced continued deterioration in its operating performance in the second quarter, primarily due to: (i) continued lower occupancy at its Care Home Division following an above-average winter death rate first experienced during the first quarter of 2015; (ii) rising labor costs as a result of a continued shortage of qualified nurses; and (iii) to a lesser extent, an elevated number of embargoes, which are temporary admission blocks on new residents. On September 9, 2015, Moody’s Investors Service (“Moody’s”) downgraded Four Seasons’ Corporate Family Rating and the Probability of Default Rating of Elli to Caa3 and Caa3-PD from Caa1 and Caa1-PD, respectively.  Additionally, Moody’s downgraded the Notes to Ca from Caa3 and revised its outlook to negative.  A limited number of trades following these recent events also indicated a decline in the estimated fair value of the Notes.

Elli remains obligated to repay the aggregate par value of the Notes at maturity and interest payments due June 15 and December 15 each year.  Additionally, Elli is current on its contractual interest payments and is in compliance with its obligations under the Notes.  Nonetheless, there can be no assurance that the carrying value of the Notes will not be further impaired.

Item 7.01                                           Regulation FD Disclosure

Updated Guidance for Full Year 2015

The Company is updating its full year 2015 guidance to reflect the accounting treatment related to the estimated impairment charge and recognition of semi-annual coupon payments, which will be applied to the carrying value of the Notes when received.  The updated guidance does not reflect the impact of future unannounced acquisitions and dispositions, and is as follows: the Company expects Funds From Operations (“FFO”) per share to range between $1.79 and $1.85, FFO as adjusted per share to range between $3.11 and $3.17, Funds Available for Distribution (“FAD”) per share to range between $2.65 and $2.71 and earnings per share to range between $0.57 and $0.63.

FFO, FFO as adjusted and FAD are supplemental non-GAAP financial measures that the Company believes are useful in evaluating the operating performance of real estate investment trusts.  A reconciliation of these non-GAAP financial measures to GAAP earnings per share is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These statements include, among other things, the Company’s expectations with respect to (i) net income, FFO, FFO as adjusted and FAD applicable to common shares on a diluted basis for the full year of 2015; and (ii) the Company’s expectations with respect to its investment in the Notes.  These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include but are not limited to: the Company’s reliance on a concentration of a small number of tenants and operators for a significant portion of its revenues; the financial weakness of tenants and operators, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and/or operators’ leases; the ability of the Company’s tenants and operators to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make their rent and loan payments and the Company’s ability to recover investments made, if applicable, in their operations; competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases; availability of suitable properties to acquire at favorable prices and the competition for the acquisition and financing of those properties; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing tenant or operator upon default; the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision making authority and reliance on its partners’ financial condition and continued cooperation; the risk that the Company may not be able to achieve the benefits of investments, including its investment in the Notes, within expected time frames or at all, or within expected cost projections; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on healthcare providers of legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in the Company’s credit ratings, and the value of its common stock, and other conditions that may adversely impact its ability to fund its obligations or consummate transactions, or reduce the earnings from potential transactions; changes in global, national and local economic conditions, and currency exchange rates; changes in the credit ratings on United States (“U.S.”) government debt securities or default or delay in payment by the U.S. of its obligations; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness; the ability to maintain the Company’s qualification as a real estate investment trust; and other risks and uncertainties described from time to time in the Company’s SEC filings, including its 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.  These statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit.  The following exhibit is being furnished herewith:

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: September 16, 2015	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015